                                                                  EXHIBIT 99.11


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re: GREAT INDEPENDENCE SHIP CO.                   Case Number:  01-10969(EIK)
--------------------------------------------------------------------------------



                   AMENDED SCHEDULES OF ASSETS AND LIABILITIES



Unless otherwise indicated, data is as of the close of business on October 19, 2001 (the"Petition Date").

The Debtor has used its best efforts to compile the information set forth in these Amended Schedules of Assets and Liabilities from its books and records maintained in the ordinary course of business. The Debtor reserves the right to further amend these Amended Schedules of Assets and Liabilities as additional information becomes available.

Certain information set forth in these Amended Schedules of Assets and Liabilities is duplicative of information previously disclosed in the chapter 11 petition or related first day papers filed by the debtors and debtor in possession in the chapter 11 cases jointly administered with the chapter 11 case of Debtor American Classic Voyages Co., Case Number 01-10954 (collectively, "AMCV"). In the course of preparing these Amended Schedules of Assets and Liabilities, the debtor reviewed and, where appropriate, revised such information to the best of its ability, to reflect postpetition accounting adjustments made according to the Debtor's normal accounting practices.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:GREAT INDEPENDENCE SHIP CO.                         Case No:01-10969(EIK)
--------------------------------------------------------------------------------



                              SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached.

Report totals from Schedules A, B, D, E, F, I and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor's assets. Add the amounts from Schedules D, E and F to determine the total amount of the debtor's liability.

                                                         ATTACHED
NAME OF SCHEDULE                                         (YES/NO)           LIABILITIES                     ASSETS
----------------                                         --------           -----------                     ------
A.  Real Property                                            Yes                      $0.00
B.  Personal Property                                        Yes           $111,803,863 .37
C.  Property Claimed As Exempt                               No

D.  Creditors Holding Secured Claims                         Yes                                                  $0.00
E.  Creditors Holding Unsecured Priority Claims              Yes                                            $217,771.48
F.  Creditors Holding Unsecured Nonpriority Claims           Yes                                         $98,420,331.36
G.  Executory Contracts and Unexpired Leases                 No
H.  Codebtors                                                No

         EXHIBITS TO SCHEDULE

I.  Current Income of Individual Debtor(s)                   No
J.  Current Expenditure of Individual Debtor(s)              No

            TOTALS
                                                                           $111,803,863 .37              $98,638,102.84

GREAT INDEPENDENCE SHIP CO.                                  01-10969 (EIK )
---------------------------                                  ---------------
          Debtor                                               Case No.


                           SCHEDULE A - REAL PROPERTY

         Except as directed below, list all real property in which the debtor has any legal, equitable or future interest, including all property owned as a co-tenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor's own benefit. If the debtor holds no interest in real property, write "None" under "Description and Location of Property."

         Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

         If an entity claims to have a lien or holds a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write "None" in the column labeled "Amount of Secured Claim."

         If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C - Property claimed as Exempt.


                                  See Attached

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


GREAT INDEPENDENCE SHIP CO.                                  01-10969 (EIK )
---------------------------                                  ---------------
        Debtor                                                   Case No.

                           SCHEDULE A - REAL PROPERTY


                                                                Net Book Value
                                                                of Debtor's Interest
                                                                in Property, Without
Description and Location        Nature of Debtor's              Deducting any Secured                      Amount of
of Property                     Interest in Property            Claim or Exemption                         Secured Claim
------------------------        --------------------            ---------------------                      -------------

    -None-

                                     Total Debtor -
                         Total -

GREAT INDEPENDENCE SHIP CO.                                  01-10969 (EIK )
---------------------------                                  ---------------
      Debtor                                                     Case No.


                         SCHEDULE B - PERSONAL PROPERTY


         Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, identify by inserting the word "None" where appropriate. If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed on Schedule C - Property Claimed as Exempt.

         Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.


         If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property."



                                  See Attached

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE



In re: GREAT INDEPENDENCE SHIP CO.                   Case No:  01-10969 (EIK )
--------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY

                                                                                     DESCRIPTION AND LOCATION     NET BOOK
TYPE OF PROPERTY                                                        NONE         OF PROPERTY                    VALUE
----------------                                                        ----         ------------------------       -----

1.   Cash on hand.                                                                   SEE EXHIBIT-B1               $60,963.48

2.   Checking, savings or other financial accounts, certificates                     SEE EXHIBIT-B2               $ 3,542.35
     of deposit, or shares in banks, savings and loan, thrift,
     building and loan, and homestead associations, or
     credit unions, brokerage houses, or cooperatives.

3.   Security deposits with public utilities, telephone                   X          NONE                              $0.00
     companies, landlords and others.

4.   Household goods and furnishings, including audio, video              X          NONE                              $0.00
     and computer equipment.

5.   Books, pictures and other art objects, antiques, stamp,                         SEE EXHIBIT-B5                    $0.00
     coin, record, tape, compact disc and
     other collections or collectibles.

6.   Wearing apparel.                                                     X          NONE                              $0.00

7.   Furs and jewelry.                                                    X          NONE                              $0.00

8.   Firearms and sports, photographic and other hobby                    X          NONE                              $0.00
     equipment.

9.   Interests in insurance policies. Name of insurance                   X          NONE                              $0.00
     company of each policy and itemize surrender or
     refund value of each.

10.  Annuities. Itemize and name each issuer.                             X          NONE                              $0.00

11.  Interests in IRA, ERISA, Keogh, or other pension or profit           X          NONE                              $0.00
     sharing plan.

12.  Stock and interest in incorporated and unincorporated                X          NONE                              $0.00
     businesses.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  GREAT INDEPENDENCE SHIP CO.                  Case No:  01-10969 (EIK )
--------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY

                                                                                     DESCRIPTION AND LOCATION         NET BOOK
TYPE OF PROPERTY                                                              NONE   OF PROPERTY                        VALUE
----------------                                                              ----   ------------------------          ---------
  13.  Interest in partnerships or joint ventures.                             X     NONE                                  $0.00

  14.  Government and corporate bonds and other negotiable                     X     NONE                                  $0.00
       and non-negotiable instruments.

  15.  Accounts receivable.                                                          SEE EXHIBIT-B15               $55,974,783.82

  16.  Alimony, maintenance, support and property settlements                  X     NONE                                  $0.00
        to which the debtor is or may be entitled.

  17.  Other liquidated debts owing debtor including tax refunds.                    SEE EXHIBIT-B17                 $233,741.00

  18.  Equitable future interests, life estates, and rights or                 X     NONE                                  $0.00
       powers exercisable for the benefit of the debtor other than those listed in Schedule of Real Property.

  19.  Contingent and noncontigent interests in estate of a                    X     NONE                                  $0.00
       decedent, death benefit plan, life insurance policy or
       trust

  20.  Other contingent and unliquidated claims of every nature,                     SEE EXHIBIT-B20                       $0.00
       including tax refunds, counterclaims of the debtor and
       rights to setoff claims.

  21.  Patents, copyrights and other intellectual property.                    X     NONE                                  $0.00

  22.  Licenses, franchises and other general intangibles.                            SEE EXHIBIT-B22                      $0.00


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re: GREAT INDEPENDENCE SHIP CO.                    Case No: 01-10969 (EIK )
--------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY

                                                                           DESCRIPTION AND LOCATION        NET BOOK
TYPE OF PROPERTY                                                 NONE      OF PROPERTY                     VALUE
----------------                                                 ----      ------------------------        -----
23.  Automobiles, trucks, trailers and other vehicles and          X       NONE                                 $0.00
     accessories.

24.  Boats, motors and accessories.                                        SEE EXHIBIT-B24             $24,032,677.21

25.  Aircraft and accessories.                                     X       NONE                                 $0.00

26.  Office equipment, furnishings and supplies.                   X       NONE                                 $0.00

27.  Machinery, fixtures, equipment and supplies used in           X       NONE                                 $0.00
     business.

28.  Inventory.                                                            SEE EXHIBIT-B28              $1,148,206.76

29.  Animals.                                                      X       NONE                                 $0.00

30.  Crop - growing or harvested.                                  X       NONE                                 $0.00

31.  Farm equipment and implements.                                X       NONE                                 $0.00

32.  Farm supplies, chemicals and feed.                            X       NONE                                 $0.00

33.  Other personal property of any kind not already listed.               SEE EXHIBIT-B33             $ 30,349,948.75
                                                                                                       ---------------
                                                                      TOTAL:                           $111,803,863.37
                                                                                                       ===============


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 1 of 12


In re: GREAT INDEPENDENCE SHIP CO.                     Case No: 01-10969 (EIK )
--------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B1

ASSET ID    DESCRIPTION                        LOCATION                      NET BOOK VALUE
--------    -----------                        --------                      --------------
274         PETTY CASH IN TRANSIT              IN TRANSIT TO THE OFFICE         $60,963.48

                                      TOTAL                                     ----------
                                                                                $60,963.48
                                                                                ==========




                         UNITED STATES BANKRUPTCY COURT
                             DISTRICT OF DELAWARE                 Page 2 of 12



In re: GREAT INDEPENDENCE SHIP CO.                    Case No:   01-10969 (EIK )
--------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B2


ASSET ID    DESCRIPTION                                      LOCATION                      NET BOOK VALUE
--------    -----------                                      --------                      --------------
70          GREAT INDEPENDENCE SHIP CO. - STEAMER            BANK OF HAWAII                  $3,542.35
            ACCOUNT NUMBER 0001-029126                       111 SOUTH KING STREET
                                                             HONOLULU, HI 96813
                                                                                             ---------
                                                 TOTAL                                       $3,542.35
                                                                                             =========


                         UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF DELAWARE                Page 3 of 12


In re: GREAT INDEPENDENCE SHIP CO.                    Case No:   01-10969 (EIK )
--------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B5


ASSET ID    DESCRIPTION                                      LOCATION                      NET BOOK VALUE
--------    -----------                                      --------                      --------------

541
                                                                                            -----
                              TOTAL                                                         $0.00
                                                                                            =====


Amounts are included in B26 and B27.

                         UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF DELAWARE                Page 4 of 12


In re: GREAT INDEPENDENCE SHIP CO.                    Case No:   01-10969 (EIK )
--------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B5


ASSET ID   DESCRIPTION                   LOCATION                                       NET BOOK VALUE
--------   -----------                   --------                                       --------------
513        CREDIT CARD RECEIVABLES       PAYMENT TECH, AMERICAN EXPRESS,                  $162,634.93
                                         NOVUS (DISCOVER) & DINER'S CLUB

407        INTERCOMPANY RECEIVABLES      AMERICAN HAWAIIAN PROPERTIES CORPORATION         $747,034.73

408        INTERCOMPANY RECEIVABLES      GREAT AQ STEAMBOAT, LLC                            $4,881.60

409        INTERCOMPANY RECEIVABLES      GREAT HAWAIIAN CRUISE LINE, INC.              $24,661,273.21

410        INTERCOMPANY RECEIVABLES      GREAT HAWAIIAN PROPERTIES CORPORATION         $28,898,393.97

411        INTERCOMPANY RECEIVABLES      GREAT OCEAN CRUISE LINE, LLC                       $2,195.09

517        INTERCOMPANY RECEIVABLES      OCEANIC SHIP CO.                               $1,172,074.09

413        INTERCOMPANY RECEIVABLES      PROJECT AMERICA SHIP I, INC.                     $277,329.74

                         UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF DELAWARE                Page 5 of 12


In re: GREAT INDEPENDENCE SHIP CO.                    Case No:   01-10969 (EIK )
--------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B5


ASSET ID   DESCRIPTION                   LOCATION                                     NET BOOK VALUE
--------   -----------                   --------                                     --------------
414        INTERCOMPANY RECEIVABLES       PROJECT AMERICA, INC.                           $21,415.35

415        INTERCOMPANY RECEIVABLES       THE DELTA QUEEN STEAMBOAT CO.                   $27,551.11
                                                                                      --------------
                                                     TOTAL                            $55,974,783.82
                                                                                      ==============


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                Page 6 of 12


In re:  GREAT INDEPENDENCE SHIP CO.                   Case No:  01-10969 (EIK )
--------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B17

ASSET ID   DESCRIPTION         LOCATION                                                       NET BOOK VALUE
--------   -----------         --------                                                       --------------

225   TAX REFUNDS              GREAT INDEPENDENCE SHIP CO. -- HAWAII                            $233,741.00
                                                                                                -----------
                               TOTAL                                                            $233,741.00
                                                                                                ===========


Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                Page 7 of 12



In re:   GREAT INDEPENDENCE SHIP CO.                  Case No:  01-10969 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B20

ASSET ID   DESCRIPTION         LOCATION                                                       NET BOOK VALUE
--------   -----------         --------                                                       --------------
575
                                                                                                 -----
                       TOTAL                                                                     $0.00
                                                                                                 =====






Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE                  Page 8 of 12



In re:   GREAT INDEPENDENCE SHIP CO                  Case No:  01-10969 (EIK )
--------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B22

ASSET ID   DESCRIPTION                             LOCATION                            NET BOOK VALUE
--------   -----------                             --------                            --------------
484        LIQUOR LICENSE                          STATE OF HAWAII                         UNKNOWN
           LICENSE/CERTIFICATE# NOT AVAILABLE
                                                                                           -----
                                               TOTAL                                       $0.00
                                                                                           =====



                         UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF DELAWARE               Page 9 of 12

In re:  GREAT INDEPENDENCE SHIP CO.                    Case No: 01-10969 (EIK )
--------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B24

ASSET ID   DESCRIPTION        LOCATION                            NET BOOK VALUE
--------   -----------        --------                            --------------
45         VESSEL             700 BISHOP STREET, SUITE 800        $24,032,677.21
                              HONOLULU, HI 96813
                                                                  --------------
                     TOTAL                                        $24,032,677.21
                                                                  ==============















The S.S. Independence is an 860-passenger berth cruise ship and was abandoned to the Maritime Administration, the secured creditor, after filing.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE               Page 10 of 12




In re:  GREAT INDEPENDENCE SHIP CO.                   Case No:  01-10969 (EIK )
--------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B28


ASSET ID   DESCRIPTION                                           LOCATION                            NET BOOK VALUE
--------   -----------                                           --------                            --------------
471        INVENTORY:                                            GREAT INDEPENDENCE                  $1,148,206.76
           FOOD, BEVERAGE, HOTEL SUPPLY, GIFTSHOP, TECH
           CONSUMABLES, DIESEL FUEL
                                                                                                     -------------
                                                         TOTAL                                       $1,148,206.76
                                                                                                     =============











Physical counts of inventory will be performed at a later date. Book values included in this schedule will be adjusted to reflect such counts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE               Page 11 of 12



In re:  GREAT INDEPENDENCE SHIP CO.                   Case No:  01-10969 (EIK )
--------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B33

ASSET ID   DESCRIPTION                                LOCATION                                  NET BOOK VALUE
--------   -----------                                --------                                  --------------
520        DEFERRED LOAN COSTS                        700 BISHOP STREET, SUITE 800                   $709,459.82
                                                      HONOLULU, HI 96813

521        PRE-PAID EXPENSES                          700 BISHOP STREET, SUITE 800                       $294.26
                                                      HONOLULU, HI 96813

522        PRE-PAID GUARANTY FEES                     700 BISHOP STREET, SUITE 800                    $16,615.13
                                                      HONOLULU, HI 96813

61         VESSEL IMPROVEMENTS                        700 BISHOP STREET, SUITE 800                $19,041,982.52
                                                      HONOLULU, HI 96813

49         VESSEL IMPROVEMENTS - 10 YEARS             700 BISHOP STREET, SUITE 800                 $8,429,757.58
                                                      HONOLULU, HI 96813

46         VESSEL IMPROVEMENTS - 3 YEARS              700 BISHOP STREET, SUITE 800                   $299,110.98
                                                      HONOLULU, HI 96813

47         VESSEL IMPROVEMENTS - 5 YEARS              700 BISHOP STREET, SUITE 800                 $1,263,504.88
                                                      HONOLULU, HI 96813

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE              Page 12 of 12



In re:  GREAT INDEPENDENCE SHIP CO.                    Case No: 01-10969 (EIK )
--------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B33

ASSET ID   DESCRIPTION                                LOCATION                                  NET BOOK VALUE
--------   -----------                                --------                                  --------------
 48       VESSEL IMPROVEMENTS - 7 YEARS               700 BISHOP STREET, SUITE 800                $   589,223.58
                                                      HONOLULU, HI 96813
                                                                                                  --------------
                                            TOTAL                                                 $30,349,948.75
                                                                                                  ==============


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE



In re:GREAT INDEPENDENCE SHIP CO.                Case Number:  01-10969 (EIK )

                 SCHEDULE D -- CREDITORS HOLDING SECURED CLAIMS

State the name, mailing address, including zip code, and the account number, if any, of all the entities holding claims secured by property of the debtor as of the date of filing the petition. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, or other security interests. List creditors in alphabetic order to the extent practicable. If all secured creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor." Include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors.

If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labled "Unliquidated." If the claim is disputed, place an "X" in the column labled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of all claims listed in this schedule in the box labled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

                                  See Attached

In re: AMERICAN CLASSIC VOYAGES CO.                    Case No: 01-10954 (EIK )
--------------------------------------------------------------------------------

                 SCHEDULE D -- CREDITORS HOLDING SECURED CLAIMS


Creditor's Name and                         Claim was incurred on or            Contingent               Amount        Unsecured
Mailing Address                             before the date listed below.                               of Claim       Portion.
Including Zip Code                          If claim is subject to                   Unliquidated                      If Any
                                            setoff, so state.
                                                                                          Disputed
                                            Date                 Amount
                                                                                               Co-Debt
Sub Schedule                                SECURED BANK DEBT
 US DEPT OF TRANSPORTATION                                                        X    X     X    X
 400 SEVENTH STREET, SW
                                            PRINCIPAL AMOUNT: $24,291,000.00
 WASHINGTON  DC  20590
                                            INTEREST: $558,733.00
 Creditor: 127054 - 27
                                            TRUST INDENTURE DATED 12/7/95
                                            FINANCING FOR "SS INDEPENDENCE"      X           X

                                                                                                      Unliquidated    Unknown
Total Sub Schedule:                                                                                         $0.00     $0.00
  Total Schedule D:                                                                                         $0.00     $0.00

                                   Page 1 of 1